                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): November 16, 2005

                         NORTH FORK BANCORPORATION, INC.
                 ----------------------------------------------
                    (Exact Name of Registrant as Specified in
                                    Charter)


          Delaware                       1-10458                 36-3154608
----------------------------    ------------------------     -------------------
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)


                  275 Broadhollow Road Melville, New York 11747
                  ---------------------------------------------
                        (Address of Principal Executive Offices)
                                   (Zip Code)

              (Registrant's Telephone Number, Including Area Code)
                                 (631) 844-1004


                                 Not Applicable
           -----------------------------------------------------------
              (Former Name or Former Address, if Changed Since
                                  Last Report)


        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 7.01    Regulation FD Disclosure
-------------------------------------

     North Fork Bancorporation, Inc. issued a press release on November 16, 2005 (See Exhibit 99.1) announcing that it will be presenting at the Merrill Lynch Banking & Financial Services Investor Conference in New York City on Thursday, November 17, 2005 at 9:40 a.m. (EST).

     Merrill Lynch has established a Live and Archived Webcast for interested parties to listen to and view the North Fork presentation. The Webcast can be accessed by visiting North Fork's website at http://www.northforkbank.com and clicking on Merrill Lynch Conference -November 17, 2005 - 9:40 a.m. (EST). A printable version of the presentation slide show will also be available on the North Fork website.

ITEM 9.01  Financial Statements and Exhibits
--------------------------------------------

     (c) Exhibits

         99.1   Press Release issued on November 16, 2005.

                                   SIGNATURE
                                   ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: November 16, 2005



NORTH FORK BANCORPORATION, INC.


By:


/s/ Daniel M. Healy
------------------------
Daniel M. Healy
Executive Vice President
Chief Financial Officer